UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 4, 2021 (May 3, 2021)

Gain Therapeutics, Inc.

(Exact Name of the Registrant as Specified in Charter)

Delaware	001-40237	85-1726310
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 Hampden Lane, Suite 200

Bethesda, Maryland 20814

(Address of principal executive offices) (Zip Code)

(301) 500-1556

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s)	Name of exchange on which registered
Common Stock, $0.0001 par value	GANX	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ⌧

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ⌧

Item 8.01.Other Events

On May 3, 2021, Gain Therapeutics, Inc. (the “Company”) issued a press release announcing new pre-clinical data from its GBA1 Parkinson's disease program. The findings were highlighted in a presentation at the XXVI International Association of Parkinsonism and Related Disorders (IAPRD) World Congress, a research conference dedicated to Parkinson’s disease and other disorders affecting muscle tone and motor control.

A copy of the press release and presentation is attached as Exhibit 99.1 and Exhibit 99.2, respectively to this Form 8-K and incorporated by reference herein.

Item 9.01.Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated May 3, 2021, issued by the Company
99.2	Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAIN THERAPEUTICS, INC.

By:	/s/ Eric I Richman
Name:	Eric I. Richman
Title:	Chief Executive Officer

Date: May 4, 2021